Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Needham Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Needham Funds, Inc. for the year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Needham Funds, Inc. for the stated period.

/s/George A. Needham George A. Needham President (Chief Executive Officer), The Needham Funds, Inc.	/s/James W. Giangrasso James W. Giangrasso Treasurer and Secretary (Chief Financial Officer) The Needham Funds, Inc.
Dated: March 8, 2019	Dated: March 8, 2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Needham Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.